UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016

CSP Inc.
(Exact name of the registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

000-10843                        04-2441294
(Commission File Number)             (IRS Employer Identification No.)

175 Cabot Street, Lowell, Massachusetts              01854
(Address of principal executive offices)                   (Zip Code)

(978) 954-5038
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The disclosure required hereunder is provided in Item 8.01 and incorporated herein by reference.

Item 8.01   Other Events.

On December 29, 2016, CSP Inc. (the “Company”) issued a press release announcing that the Company will be filing a Form 12b-25 notification of late filing with the Securities and Exchange Commission for its Annual Report on Form 10-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The information in this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release Dated December 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: December 29, 2016                By: /s/ Gary W. Levine
Gary W. Levine
Vice President Finance and
Chief Financial Officer